PRENTISS PROPERTIES TRUST

SUPPLEMENTAL OPERATING & FINANCIAL DATA

For the Quarter Ended June 30, 2003

Where to Get More Information

Prentiss Properties welcomes questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquiries to our Investor Relations Department at the following:

By phone

Switchboard	214.654.0886
Investor Relations	214.654.5720

By facsimile 214.350.2437

By e–mail ir@pplinc.com

By mail
Prentiss Properties Trust
Investor Relations
3890 W. Northwest Hwy.
Suite 400
Dallas, Texas 75220

Web site www.prentissproperties.com

Tentative Earnings Announcements and Dividend Declarations

	2003 Q3	2003 Q4	2004 Q1
Earnings Announcements	10/14	2/4	4/19
Dividend Declarations	9/10	12/10	3/10

Forward-Looking Statements

This supplemental information package may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this supplemental information package, words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project," and similar expressions, as they relate to us or our management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of our management as well as assumptions made by us and information currently available to us. These forward-looking statements are subject to certain risks, uncertainties and assumptions, including risks, uncertainties and assumptions related to the following:

- The geographic concentration of our properties;
- Our real estate acquisition, redevelopment, development and construction activities;
- Factors that could result in the poor operating performance of our properties including tenant defaults and increased costs such as insurance;
- Competition in markets where we have properties;
- Environmental and Americans with Disabilities Act compliance issues related to our properties;
- Some of our properties may be subject to uninsured losses;
- Our properties are illiquid assets;
- Our incurrence of debt and use of variable rate debt and derivative financial instruments;
- Limited ability of shareholders to effect a change of control;
- Our failure to qualify as a REIT;
- Conflicts of interest;
- Changes in our investment, financing and borrowing policies without shareholder approval;
- Our dependence on key personnel;
- Our third-party property management, leasing, development and construction business and related services;
- The effect of shares available for future sale on the price of common shares; and
- Changes in market conditions including market interest rates.

If one or more of these risks or uncertainties materialize, or if any underlying assumption proves incorrect, actual results may vary materially from those anticipated, expected or projected. Such forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph. You should refer to the section entitled "Risk Factors" in our filings with the SEC under the Exchange Act including our Annual Report on Form 10-K for the year ended December 31, 2002, for a discussion of risk factors that could cause actual results to differ materially from those indicated by the forward-looking statements. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental information package. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Prentiss Properties Trust
Supplemental Information
2nd Quarter 2003

Financial Highlights

(dollar in thousands, except per share amounts, shares and units in thousands)

	For the Three Months Ended or as of				
	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002
Financial Information					
Assets (consolidated)	2,138,253	2,141,487	2,122,289	2,093,182	2,124,363
Assets (joint ventures)	77,097	77,742	90,341	90,587	90,124
Gross Book Value of Real Estate Assets (consolidated)	2,062,415	2,060,585	2,038,757	2,019,455	2,054,325
Gross Book Value of Real Estate Assets (joint ventures)	94,780	94,780	94,781	94,774	95,849
Unsecured Debt	282,500	276,500	231,000	193,500	231,500
Secured Debt (1)	864,187	866,647	867,533	869,933	872,261
Weighted Average Maturity (years) (2)	5.0	5.3	5.5	5.8	6.0
Total Minority Interest	134,134	134,784	136,325	136,913	137,372
Total Shareholders' Equity	825,539	837,254	844,233	850,670	859,041
EBITDA	56,595	57,492	57,883	59,357	58,796
Total Property Revenues	87,923	86,841	90,087	89,859	91,106
Property NOI	55,408	53,886	55,978	57,663	57,019
Property Operating Margin	63.02%	62.05%	62.14%	64.17%	62.59%
FFO/Share	$ 0.78	$ 0.79	$ 0.82	$ 0.84	$ 0.85
Capitalization					
Total Debt (1)	1,146,687	1,143,147	1,098,533	1,063,433	1,103,761
Total Common Shares Outstanding	39,161	39,094	38,981	38,954	39,050
Total Convertible Preferred Shares Outstanding	3,774	3,774	3,774	3,774	3,774
Total OP Units Outstanding	1,491	1,495	1,501	1,508	1,508
Combined Shares and OP Units Outstanding	44,426	44,363	44,256	44,236	44,332
Share Price at Quarter End	$ 29.99	$ 27.10	$ 28.28	$ 28.94	$ 31.75
Equity Value of Common and Common Equivalents	1,332,336	1,202,237	1,251,560	1,280,190	1,407,541
Perpetual Preferred Equity	105,000	105,000	105,000	105,000	105,000
Total Market Capitalization	2,584,023	2,450,384	2,455,093	2,448,623	2,616,302
Debt/Total Market Capitalization	44.4%	46.7%	44.7%	43.4%	42.2%
Financial Ratios					
Interest Coverage	2.85	3.00	3.03	3.06	3.12
Fixed Charge Coverage	2.57	2.69	2.73	2.76	2.80
Fixed Charge Coverage (including all preferred dividends)	2.35	2.45	2.48	2.51	2.54
FFO Pay-out	72.08%	70.64%	67.98%	66.48%	65.91%
FAD Pay-out	97.26%	83.78%	90.39%	84.96%	83.52%
FAD Less Dividends	701	4,810	2,636	4,385	4,898
ROIC - Annualized EBITDA / Operating Real Estate	10.51%	10.65%	11.22%	11.41%	11.18%
ROIC - Annualized EBITDA / (Op. Real Estate + Net Deferred Leasing Cost)	9.78%	9.91%	10.52%	10.69%	10.51%
Annualized EBITDA / Total Assets (book value before depreciation)	9.27%	9.44%	9.57%	9.97%	9.77%
Debt / Total Assets (book value before depreciation)	46.95%	46.91%	45.39%	44.64%	45.84%
Debt / Annualized EBITDA	5.07	4.97	4.74	4.48	4.69
(Debt + Perpetual Preferred) / Annualized EBITDA	5.53	5.43	5.20	4.92	5.14

(1) - Includes our pro-rata share of joint venture debt.
(2) - Excludes our line of credit.

Calculation of FFO and FAD
For Common Shares and Common Share Equivalents
(000s, except per share data)

Funds from Operations (FFO):	Six Months Ended		Three Months Ended				
	6/30/2003	6/30/2002	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002
Net income	$ 24,022	$ 35,561	$ 8,512	$ 15,510	$ 15,826	$ 22,894	$ 17,341
Add:							
Real estate depreciation and amortization (1)	39,011	35,616	19,466	19,545	19,330	18,422	18,989
Real estate depreciation and amortization of unconsolidated subsidiaries and joint ventures (2)	1,471	1,618	738	733	746	739	739
Minority interests (3)	5,075	5,601	2,403	2,672	2,687	2,963	2,755
Adjustments:							
(Gain)/loss on sale of property	4,424	-	5,556	(1,132)	24	(5,599)	-
Dividends paid on perpetual preferred units	(4,318)	(4,344)	(2,159)	(2,159)	(2,159)	(2,159)	(2,159)
Funds from operations	$ 69,685	$ 74,052	$ 34,516	$ 35,169	$ 36,454	$ 37,260	$ 37,665
Weighted average shares and units (shares) outstanding (diluted)	44,396	43,571	44,471	44,329	44,313	44,370	44,153
FFO per weighted average shares outstanding (diluted)	$ 1.57	$ 1.70	$ 0.78	$ 0.79	$ 0.82	$ 0.84	$ 0.85
Weighted average shares and units (shares) outstanding (non-diluted)	44,241	43,232	44,263	44,218	44,186	44,190	43,837
FFO per weighted average shares outstanding (non-diluted)	$ 1.58	$ 1.71	$ 0.78	$ 0.80	$ 0.83	$ 0.84	$ 0.86

Funds Available for Distribution (FAD):							
Funds from operations	$ 69,685	$ 74,052	$ 34,516	$ 35,169	$ 36,454	$ 37,260	$ 37,665
Adjustments:							
Straight-line rent adjustment	(3,950)	(5,746)	(2,063)	(1,887)	(1,691)	(1,971)	(2,770)
Amortization of deferred financing fees	1,073	842	550	523	532	514	426
Capital expenditures	(11,575)	(9,614)	(7,423)	(4,152)	(7,876)	(6,646)	(5,598)
Funds available for distribution	$ 55,233	$ 59,534	$ 25,580	$ 29,653	$ 27,419	$ 29,157	$ 29,723
Weighted average shares and units (shares) outstanding (diluted)	44,396	43,571	44,471	44,329	44,313	44,370	44,153
Dividend per share	$ 1.120	$ 1.095	$ 0.560	$ 0.560	$ 0.560	$ 0.560	$ 0.560
Total dividend declared (excludes dividend on perpetual preferred)	$ 49,722	$ 47,957	$ 24,879	$ 24,843	$ 24,783	$ 24,772	$ 24,825
Payout ratio of FFO	71.35%	64.76%	72.08%	70.64%	67.98%	66.48%	65.91%
Payout ratio of FAD	90.02%	80.55%	97.26%	83.78%	90.39%	84.96%	83.52%

(1) - Excludes depreciation and amortization not related to real estate.

(2) - Represents Prentiss Properties Trust's proportionate share of real estate depreciation and amortization from joint venture assets.

(3) - Represents the minority interest attributable to holders of operating partnership units. Excludes the minority interest attributable to property partnerships.

Calculation of EBITDA
(dollars in thousands)

EBITDA	Six Months Ended 6/30/2003	Six Months Ended 6/30/2002	Three Months Ended 6/30/2003	Three Months Ended 3/31/2003	Three Months Ended 12/31/2002	Three Months Ended 9/30/2002	Three Months Ended 6/30/2002
Net income	$ 24,022	$ 35,561	$ 8,512	$ 15,510	$ 15,826	$ 22,894	$ 17,341
Add:							
Interest expense and amortization of financing (1)	39,039	37,153	19,852	19,187	19,083	19,504	18,838
Real estate depreciation and amortization (1)	40,482	37,233	20,204	20,278	20,076	19,161	19,728
Other depreciation and amortization	149	273	68	81	93	70	134
Tax expenses	896	-	-	896	94	364	-
Minority interests (2)	5,075	5,601	2,403	2,672	2,687	2,963	2,755
Loss/impairment	6,334	-	6,334	-	24	-	-
Extraordinary items	-	-	-	-	-	-	-
Less:			-				
Gain on sales	(1,910)	-	(778)	(1,132)	-	(5,599)	-
EBITDA	$ 114,087	$ 115,821	$ 56,595	$ 57,492	$ 57,883	$ 59,357	$ 58,796

(1) - Includes our pro-rata share of our joint venture properties.

(2) - Represents the minority interest attributable to holders of operating partnership units. Excludes the minority interest attributable to property partnerships.

Prentiss Properties Trust
Consolidated Balance Sheets
(in thousands, except share and per share amounts)

Assets	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002
Operating real estate:					
Land	$ 313,621	$ 312,130	$ 300,460	$ 298,499	$ 299,705
Buildings and improvements	1,684,609	1,684,276	1,631,568	1,618,262	1,619,576
Less: accumulated depreciation	(198,194)	(189,539)	(178,792)	(171,689)	(167,653)
Total operating real estate	1,800,036	1,806,867	1,753,236	1,745,072	1,751,628
Construction in progress	-	-	41,352	37,450	70,034
Land held for development	64,185	64,179	65,377	65,244	65,010
Deferred charges and other assets, net	180,210	174,613	169,373	154,266	146,352
Notes receivable	13,354	13,354	13,354	13,354	13,354
Receivables, net	41,097	41,414	39,024	36,936	36,264
Cash and cash equivalents	7,395	9,500	5,080	6,753	6,654
Escrowed cash	12,551	12,510	10,483	9,326	9,383
Investments in securities	4,890	4,379	3,927	3,890	4,327
Investments in joint ventures and unconsolidated subsidiaries	14,535	14,671	21,083	20,891	21,357
Total assets	$ 2,138,253	$ 2,141,487	$ 2,122,289	$2,093,182	$ 2,124,363

Liabilities and Shareholders' Equity

	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002
Liabilities:					
Mortgages and notes payable	$ 1,060,786	$ 1,056,449	$ 1,011,027	$ 975,145	$ 1,014,720
Interest rate hedges	14,855	15,902	16,776	17,217	12,069
Accounts payable and other liabilities	75,896	70,090	79,626	79,917	69,535
Other payables (affiliates)	-	-	7,355	6,384	4,636
Distributions payable	27,043	27,008	26,947	26,936	26,990
Total liabilities	1,178,580	1,169,449	1,141,731	1,105,599	1,127,950
Minority interest in operating partnership	132,622	133,191	133,649	134,052	134,304
Minority interest in real estate partnerships	1,512	1,593	2,676	2,861	3,068
Commitments and contingencies					
Shareholders' equity:					
Preferred shares $.01 par value, 20,000,000 shares authorized, 3,773,585 shares issued and outstanding	100,000	100,000	100,000	100,000	100,000
Common shares $.01 par value, 100,000,000 shares authorized, 44,145,837 and 43,965,756 (includes 4,984,401 in treasury) shares issued and outstanding at June 30, 2003 and December 31, 2002, respectively	441	441	439	439	439
Additional paid-in capital	887,300	885,761	882,897	882,244	882,170
Common shares in treasury, at cost, 4,984,401 shares at June 30, 2003 and December 31, 2002	(118,476)	(118,476)	(118,476)	(118,476)	(116,004)
Unearned compensation	(2,963)	(3,475)	(1,479)	(1,981)	(2,482)
Accumulated other comprehensive income	(13,359)	(15,122)	(15,768)	(16,293)	(10,851)
Retained earnings/(distributions in excess of earnings)	(27,404)	(11,875)	(3,380)	4,737	5,769
Total shareholders' equity	825,539	837,254	844,233	850,670	859,041
Total liabilities and shareholders' equity	$ 2,138,253	$ 2,141,487	$ 2,122,289	$2,093,182	$ 2,124,363

Prentiss Properties Trust
Consolidated Statements of Income
(in thousands, except per share amounts)

	Six Months Ended		Three Months Ended				
	6/30/2003	6/30/2002	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002
Revenues:							
Rental income	$ 167,111	$ 164,038	$ 84,203	$ 82,908	$ 85,613	$ 83,923	$ 84,874
Service business and other income	8,602	2,543	4,247	4,355	880	963	1,050
	175,713	166,581	88,450	87,263	86,493	84,886	85,924
Expenses:							
Property operating and maintenance	42,231	39,048	21,163	21,068	23,562	20,283	20,718
Real estate taxes	19,628	20,872	9,733	9,895	8,304	9,244	10,930
General and administrative and personnel cost	5,628	5,242	3,232	2,396	2,652	2,467	2,489
Operating expenses of service business	5,121	-	2,902	2,219	-	-	-
Interest expense	34,780	32,916	17,712	17,068	16,932	17,233	16,780
Amortization of deferred financing costs	1,045	814	536	509	518	500	412
Depreciation and amortization	37,097	32,484	18,508	18,589	18,016	16,953	17,399
	145,530	131,376	73,786	71,744	69,984	66,680	68,728
Income from continuing operations before minority interests and equity in income of joint ventures and unconsolidated subsidiaries	30,183	35,205	14,664	15,519	16,509	18,206	17,196
Minority interests	(5,214)	(5,523)	(2,576)	(2,638)	(2,470)	(2,724)	(2,711)
Equity in income of joint ventures and unconsolidated subsidiaries	1,338	1,884	712	626	962	308	752
Income from continuing operations	26,307	31,566	12,800	13,507	15,001	15,790	15,237
Discontinued operations:							
Income from discontinued operations	1,979	4,154	1,075	904	881	1,780	2,186
Gain/(Loss) from disposition of discontinued operations	(6,334)	-	(6,334)	-	(24)	5,599	-
Minority interest related to discontinued operations	160	(159)	193	(33)	(32)	(275)	(82)
	(4,195)	3,995	(5,066)	871	825	7,104	2,104
Income before gain on sale of properties and extraordinary items	22,112	35,561	7,734	14,378	15,826	22,894	17,341
Gain on sale of properties	1,910	-	778	1,132	-	-	-
Extraordinary items	-	-	-	-	-	-	-
Net income	24,022	35,561	8,512	15,510	15,826	22,894	17,341
Preferred dividends	(4,226)	(4,132)	(2,113)	(2,113)	(2,113)	(2,113)	(2,113)
Net income applicable to common shareholders	$ 19,796	$ 31,429	$ 6,399	$ 13,397	$ 13,713	$ 20,781	$ 15,228
Net income per common share - basic	$ 0.51	$ 0.83	$ 0.16	$ 0.34	$ 0.35	$ 0.53	$ 0.40
Weighted average number of common shares outstanding - basic	38,973	37,942	38,996	38,949	38,911	38,909	38,551
Net income per common share - diluted	$ 0.51	$ 0.82	$ 0.16	$ 0.34	$ 0.35	$ 0.53	$ 0.39
Weighted average number of common shares and common share equivalents outstanding-diluted	39,128	38,280	39,204	39,060	39,038	39,089	38,867

Financial Summary of Combined Company
As of and for the Quarter Ended June 30, 2003

(dollars in thousands)

	Prentiss Properties Trust	Real Estate Joint Ventures Total (1)	Total
Results of Operations			
Continuing Operations:			
Property revenues	$ 84,203	$ 3,359	$ 87,562
Service business and other income	4,247		
	88,450	3,359	87,562
Property operating expenses	(30,896)	(305)	(31,201)
G&A and personnel cost	(3,232)	-	(3,232)
Operating expenses of service business	(2,902)	-	(2,902)
Real estate depreciation and amortization	(18,440)	(738)	(19,178)
Other depreciation and amortization	(68)	-	(68)
Interest expense	(17,712)	(1,590)	(19,302)
Amortization of deferred financing costs	(536)	(14)	(550)
Minority interest of real estate partnerships	20	-	20
Operating Income from Continuing Operations	$ 14,684	$ 712	$ 11,149
Discontinued Operations:			
Revenues	$ 3,720	$ -	$ 3,720
Property operating expenses	(1,619)	-	(1,619)
Depreciation and amortization	(1,026)	-	(1,026)
Operating Income from Discontinued Operations	$ 1,075	$ -	$ 1,075
EBITDA	**$ 49,294**	**$ 3,054**	**$ 52,348**
Funds from Operations	**$ 33,066**	**$ 1,450**	**$ 34,516**
Property NOI (2)	**$ 55,408**	**$ 3,054**	**$ 58,462**
Balance Sheet Information			
Real estate book value before depreciation	$ 2,062,415	$ 94,780	$2,157,195
Real estate book value after depreciation	$ 1,864,221	$ 65,982	$1,930,203
Debt	$ 1,060,786	$ 85,903	$1,146,689

(1) - Further details of our real estate joint ventures are provided on page 7.

(2) - Property NOI is calculated by deducting property operating expenses from both continuing and discontinued operations from property revenues from both continuing and discontinued operations.

Financial Summary of Unconsolidated Subsidiaries
As of and for the Quarter Ended June 30, 2003

(dollars in thousands)

	Prentiss Ownership %			100%		
	Broadmoor Austin 50%	Tysons International 25%	Real Estate Joint Ventures Total	Broadmoor Austin	Tysons International	Real Estate Joint Ventures Total
Results of Operations						
Rental income before straight-line	$ 2,658	$ 825	$ 3,483	$ 5,316	$ 3,300	$ 8,616
Straight-line adjustment	(131)	5	(126)	(262)	20	(242)
Fee income and recoveries	-	2	2	-	8	8
Revenues	2,527	832	3,359	5,054	3,328	8,382
Property operating expenses	(82)	(223)	(305)	(164)	(892)	(1,056)
G&A and personnel cost	-	-	-	-	-	-
Depreciation and amortization	(531)	(207)	(738)	(1,062)	(828)	(1,890)
Interest expense	(1,299)	(291)	(1,590)	(2,598)	(1,164)	(3,762)
Amortization of deferred financing costs	(10)	(4)	(14)	(20)	(16)	(36)
Other income/expense	-	-	-	-	-	-
Net income	$ 605	$ 107	$ 712	$ 1,210	$ 428	$ 1,638
Add:						
Depreciation	531	207	738			
Funds from operations	**$ 1,136**	**$ 314**	**$ 1,450**			

	Broadmoor Austin 50%	Tysons International 25%	Real Estate Joint Ventures Total	Broadmoor Austin	Tysons International	Real Estate Joint Ventures Total
Balance Sheet Information						
Real estate book value	$ 70,034	$ 24,746	$ 94,780	$ 140,068	$ 98,984	$ 239,052
Accumulated depreciation	(25,784)	(3,015)	(28,799)	(51,568)	(12,058)	(63,626)
Real estate book value after depreciation	$ 44,250	$ 21,732	$ 65,982	$ 88,500	$ 86,926	$ 175,426
Assets	$ 53,039	$ 24,059	$ 77,097	$ 106,077	$ 96,235	$ 202,312
Debt (1)	$ 70,833	$ 15,070	$ 85,903	$ 141,666	$ 60,278	$ 201,944
Equity	$ (18,111)	$ 8,461	$ (9,650)	$ (36,221)	$ 33,842	$ (2,379)

(1) - All joint venture debt is non-recourse.

Same Store Growth

(in thousands, except per share amounts)

	Three Months Ended June 30, 2003	Three Months Ended June 30, 2002	
Revenues:			
Rental income	$ 81,922	$ 87,152	
Less:			
Straight-line rent adjustment	2,055	2,785	
Termination fee income	444	2,050	
Management and other fees, net	71	86	
	79,494	82,403	-3.5%
Expenses:			
Property operating and maintenance	20,386	19,442	4.9%
Real estate taxes	9,305	10,824	-14.0%
	29,691	30,266	-1.9%
	49,803	52,137	-4.5%
Occupancy	91.3%	93.3%	

Properties	122
Square Feet	15,910

(1) - The above analysis includes 123 N. Wacker, which has a positive impact on same store growth. Exclusive of 123 N. Wacker, the Same Store Growth was a negative 7.3%.

Portfolio Analysis: Operating Properties

	Percentage of EBITDA by Location and Building Type For the Quarter Ended 6/30/03 (1)			Percentage Leased by Location and Building Type at June 30, 2003 (1)			Rentable Square Footage (000s) of Properties by Location and Building Type at June 30, 2003 (1)			
	Office	Industrial	Total	Office	Industrial	Total	Office	Industrial	Total	% of Total
Core Markets										
Metropolitan Washington, D.C.	28.0%		28.0%	90.9%		90.9%	3,872		3,872	21.7%
Dallas / Fort Worth	17.5%		17.5%	90.6%		90.6%	3,421		3,421	19.2%
Chicago	12.3%	0.9%	13.1%	82.0%	94.6%	84.8%	2,318	682	3,000	16.8%
Austin	12.4%		12.4%	94.6%		94.6%	1,673		1,673	9.4%
San Francisco Bay Area	8.0%		8.0%	97.0%		97.0%	1,007		1,007	5.7%
San Diego	5.1%	1.7%	6.7%	98.5%	99.7%	98.9%	590	359	949	5.3%
Sacramento	3.2%		3.2%	93.5%		93.5%	566		566	3.2%
Other Markets										
Los Angeles	0.0%	3.0%	3.0%		100.0%	100.0%		1,253	1,253	7.0%
Denver	2.7%		2.7%	90.0%		90.0%	718		718	4.0%
Houston	1.7%		1.7%	77.7%		77.7%	466		466	2.6%
Atlanta	2.4%		2.4%	80.3%		80.3%	644		644	3.6%
Detroit	1.2%		1.2%	74.8%		74.8%	242		242	1.4%
	94.5%	5.5%	100.0%	89.6%	98.3%	90.7%	15,517	2,294	17,811	100.0%
				Percentage of Total			87.1%	12.9%	100.0%	

(1) - Analysis relates to operating properties owned at the end of the period only.
(2) - Jointly owned properties are included at Prentiss Properties Trust's ownership share.

Significant Tenants
June 30, 2003

Tenants	Number of Properties	Annualized Base Rental Revenue ($000)'s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)'s	Percentage of Company Leased Sq. Ft.	Month of Lease Expiration (Sq.Ft. in 000's)
IBM	4	18,463	6%	973	6%	3/06 (169); 1/08 (24); 8/08 (150); 9/09 (163); 3/11 (387); 1/13 (80)
Kaiser Foundation Health Plan	1	7,707	3%	259	2%	5/04 (3); 2/11 (256)
Verizon Communications	4	6,617	2%	354	2%	9/03 (16); 12/04 (165); 4/06 (173)
Northrop Grumman Corporation	4	6,411	2%	242	1%	7/05 (51); 8/07 (61); 3/08 (104); 4/08 (26)
General Services Administration-U.S. Govt	6	5,760	2%	304	2%	1/04 (18); 3/05 (9); 5/05 (22); 1/06 (53); 2/06 (19); 2/07 (36); 2/13 (36); 9/12 (9); 9/13 (102)
Aspen Systems Corporation	2	4,966	2%	233	1%	6/04 (2); 9/07 (231)
American Management Systems	1	4,908	2%	264	2%	2/11
AT & T	2	4,590	1%	205	1%	12/05 (38); 4/06 (1); 5/09 (166)
Moore North America	1	4,499	1%	257	2%	8/11
Americredit	1	4,165	1%	238	1%	5/11
Vignette	3	4,104	1%	205	1%	9/05 (58); 5/08 (38); 11/11 (109)
MCI /WorldCom/Digex	10	3,984	1%	160	1%	10/04 (1); 4/05 (107); 9/05 (1); 4/06 (5);12/06 (28); 7/08 (18)
Burlington Resources	1	3,897	1%	199	1%	6/13
World Savings & Loan	1	3,819	1%	148	1%	12/07
Brandes Investments	1	3,689	1%	122	1%	9/11
Exxon Mobil	1	3,679	1%	205	1%	8/04
Sprint Communications	4	3,458	1%	200	1%	7/04 (171); 2/05 (18); 1/06 (11)
National Union Fire Insurance (AIG)	1	3,281	1%	157	1%	2/09
CH2M Hill	2	3,197	1%	118	1%	2/05 (55); 10/10 (63)
Hoechst Celanese Corporation	2	3,151	1%	185	1%	7/07
Total:		104,345	34%	5,028	31%	
Total Company		306,281		16,152		

The above table sets forth a schedule of the Company's 20 largest tenants including subsidiaries for the Operating Properties as of June 30, 2003, based upon annualized base rents. Annualized base rental revenue is based on actual June 2003 billings times 12. For leases whose rent commences after July 1, 2003, annualized base rental revenue is based on the first month's billing times 12. As annualized base rental revenue is not derived from the historical GAAP results, historical results may differ from those set forth above.

Industry Diversification
June 30, 2003

Industry Classification	Annualized Base Rental Revenue ($000)'s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)'s	Percentage of Total Company Leased Sq. Ft.
Computer Systems Design	52,180	17%	2,495	15%
Management / Scientific & Technical	27,150	9%	1,238	8%
Insurance Carriers	19,135	6%	967	6%
Broadcasting / Telecommunication	18,981	6%	911	6%
Legal Services	13,518	4%	602	4%
Other Professional - Scientific	12,640	4%	607	4%
Ambulatory Health Care Services	11,744	4%	461	3%
Architectural / Engineering	11,429	4%	495	3%
Securities, Commodity / Other	9,765	3%	400	2%
Commerical Banking	8,341	3%	445	3%
Monetary Authority - Central Bank	7,803	3%	312	2%
Information Services / Data Processing	7,317	2%	366	2%
Real Estate	7,113	2%	347	2%
Computer/Electronic Product Manufactuing	6,861	2%	375	2%
Accounting / Tax Preparation / Payroll	6,213	2%	251	2%
Printing & Related Support	5,835	2%	407	3%
Warehousing / Storage Facilities	5,346	2%	1,054	7%
Food Manufacturingg	5,136	2%	317	2%
Oil & Gas Extraction	4,212	1%	261	2%
Specialized Design Services	3,948	1%	205	1%
Food Services / Drinking Places	3,772	1%	174	1%
Petroleum & Coal Products	3,679	1%	205	1%
Chemical Manufacturing	3,213	1%	188	1%
Funds, Trusts & Other Financial	2,773	1%	128	1%
Accommodation	2,761	1%	108	1%
Administration / Support Service	2,719	1%	146	1%
Executive/Legislative/Public Finance	2,599	1%	123	1%
Miscellaneous Manufacturing	2,537	1%	429	3%
Educational Services	2,166	1%	107	1%
Rental / Leasing Services	2,118	1%	92	1%
Housing/Urban Planning/Dev	2,065	1%	112	1%
Other	31,212	10%	1,824	11%
Total:	306,281	100%	16,152	100%

The above table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Operating Properties.

The Company's tenants are classified according to the U.S. Government's new North American Industrial Classification System (NAICS) which is replacing the Standard Industrial Code (SIC) system.

The above table includes office and industrial properties, with Broadmoor Austin, 8260 Greensboro Drive, and 1676 International Drive listed at their ownership percentage.

Annualized base rental revenue is based on actual June, 2003 billings times 12. For leases whose rent commences after July 1, 2003, annualized base rental revenue is based on the first month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Leasing Activity Summary
For the Quarter Ended June 30, 2003

Property	6/30/03 KSF	6/30/03 %	% Leased at 3/31/2003	KSF Leased at 3/31/2003	KSF Expiring During Period	Leasing Activity (KSF): Renew	Leasing Activity (KSF): Expand	Leasing Activity (KSF): New	Acquire Devel	KSF Leased at 6/30/2003	% Leased at 6/30/2003	Cash Net Rent / SF Expiring Leases	Cash Net Rent / SF Leasing Activity	Straight-lined Net Rent /SF Expiring Leases	Straight-lined Net Rent /SF Leasing Activity	% Increase of SL Net Rent
Office Properties																
Oakland Properties	1,007	6%	99%	995	(80)	60	1	1	0	977	97%	$18.80	$13.75	$16.78	$14.46	-14%
Sacramento Properties	566	3%	93%	529	(10)	6	2	2	0	529	93%	$15.95	$14.94	$15.18	$16.01	5%
San Diego Properties	590	3%	98%	577	(76)	57	11	12	0	581	98%	$20.30	$18.75	$19.16	$19.47	2%
Denver Properties	718	4%	89%	638	(7)	0	3	12	0	646	90%	$11.56	$6.99	$13.05	$7.17	-45%
Atlanta Properties	644	4%	78%	505	(9)	7	4	10	0	517	80%	$10.38	$8.62	$9.96	$7.96	-20%
Chicago Properties	2,318	13%	80%	1,713	(53)	8	14	34	184	1,900	82%	$15.69	$15.53	$15.16	$17.87	18%
Detroit Properties	242	1%	72%	175	(5)	5	3	3	0	181	75%	$17.59	$13.08	$16.12	$15.30	-5%
Austin Properties	1,673	9%	96%	1,599	(37)	14	0	6	0	1,582	95%	$13.32	$10.67	$13.00	$10.75	-17%
Dallas Properties	2,396	13%	89%	2,141	(43)	23	10	7	0	2,138	89%	$11.30	$7.99	$11.65	$8.77	-25%
Fort Worth Properties	1,025	6%	94%	960	(3)	2	3	0	0	962	94%	$9.37	$10.54	$7.69	$10.78	40%
Houston Properties	466	3%	85%	393	(110)	40	0	39	0	362	78%	$11.76	$8.33	$10.42	$9.99	-4%
Northern Virginia Properties	2,611	15%	88%	2,304	(110)	55	121	41	0	2,411	92%	$18.45	$14.37	$17.83	$15.69	-12%
Suburban Maryland	1,261	7%	90%	1,135	(30)	0	5	0	0	1,110	88%	$13.39	$13.40	$12.58	$13.40	7%
Subtotal - Office Properties	15,517	87%	89%	13,664	(573)	277	177	167	184	13,896	90%	$16.39	$13.25	$15.58	$14.39	-8%
Industrial Properties																
Los Angeles Properties	1,253	7%	100%	1,253	(102)	72	0	30	0	1,253	100%	$5.12	$5.67	$5.06	$5.68	12%
San Diego Properties	359	2%	100%	359	(9)	3	2	3	0	358	100%	$6.91	$7.60	$4.96	$7.74	56%
Chicago Properties	682	4%	93%	632	0	0	13	0	0	645	95%	$5.18	$3.62	$4.96	$3.62	-27%
Subtotal - Industrial Properties	2,294	13%	98%	2,244	(111)	75	15	33	0	2,256	98%	$5.24	$5.58	$5.04	$5.60	11%
Total Properties	17,811	100%	90%	15,908	(684)	352	192	200	184	16,152	91%					

Notes: The Leasing Activity Summary reflects activity for all operating properties. Rates for "Expiring Leases" relate to the lease previously occupying the space.
"Net Rent" means the fixed base rental amount paid by tenants under the terms of the related lease agreement less any portion of that base rent used by landlord to offset real estate taxes, utility charges, and other operating expenses incurred in connection with the leased space. Square footage shown at Prentiss Properties Trust's ownership percentage.

Year-To-Date Renewal Analysis
For the Period Ended June 30, 2003

Percentage of Tenants Retained on a Square Footage Basis	Q1 2003 Expiring SF	Q1 2003 Renewal Rate	Q2 2003 Expiring SF	Q2 2003 Renewal Rate	YTD 2003 Expiring SF	YTD 2003 Renewal Rate
Office	777	60%	573	62%	1,350	61%
Industrial	47	100%	111	69%	158	78%
Total	824	62%	684	63%	1,508	63%

Percentage of Tenants Retained on a Number of Leases Basis	Q1 2003 Expiring Leases	Q1 2003 Renewal Rate	Q2 2003 Expiring Leases	Q2 2003 Renewal Rate	YTD 2003 Expiring Leases	YTD 2003 Renewal Rate
Office	67	61%	63	71%	130	66%
Industrial	2	100%	6	83%	8	88%
Total	69	62%	69	72%	138	67%

Notes : The calculation is based upon the percentage of expiring leases in the appropriate building with a tenant or subtenant being retained in the expiring spac or an existing tenant expanding into the expiring space.

Lease Expirations
From July 1, 2003

Office Properties

		2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	Thereafter
Southwest Office	Square Feet Expiring (000's)	150	626	613	646	583	520	669	196	989	61	637
	Square Feet as a % of NRA	2%	10%	10%	10%	9%	8%	11%	3%	16%	1%	10%
	Annualized Base Rent in Expiring Year (000	$2,887	$11,484	$11,680	$13,180	$10,904	$9,182	$15,296	$3,270	$20,705	$1,465	$11,397
	Annualized Base Rent PSF in Expiring Year	$19.25	$18.35	$19.05	$20.40	$18.70	$17.66	$22.86	$16.68	$20.94	$24.02	$17.89
	Number of Leases Expiring	37	47	53	48	43	39	21	11	8	2	8
Mid-Atlantic Office	Square Feet Expiring (000's)	98	784	525	688	648	252	348	113	427	92	63
	Square Feet as a % of NRA	2%	17%	12%	15%	14%	6%	8%	3%	9%	2%	1%
	Annualized Base Rent in Expiring Year (000	$2,204	$16,204	$13,313	$17,555	$16,075	$6,742	$9,731	$3,041	$10,245	$3,013	$1,871
	Annualized Base Rent PSF in Expiring Year	$22.49	$20.67	$25.36	$25.52	$24.81	$26.75	$27.96	$26.91	$23.99	$32.75	$29.70
	Number of Leases Expiring	26	55	39	45	36	16	13	7	6	3	3
Midwest Office	Square Feet Expiring (000's)	209	241	155	220	133	91	56	67	376	178	355
	Square Feet as a % of NRA	8%	9%	6%	9%	5%	4%	2%	3%	15%	7%	14%
	Annualized Base Rent in Expiring Year (000	$4,575	$6,241	$3,503	$4,732	$3,393	$1,856	$1,362	$1,389	$9,219	$4,063	$8,364
	Annualized Base Rent PSF in Expiring Year	$21.89	$25.90	$22.60	$21.51	$25.51	$20.40	$24.32	$20.73	$24.52	$22.83	$23.56
	Number of Leases Expiring	16	25	25	22	23	15	6	4	7	9	16
Northern California Office	Square Feet Expiring (000's)	60	149	190	121	245	151	134	99	311	46	0
	Square Feet as a % of NRA	4%	9%	12%	8%	16%	10%	9%	6%	20%	3%	0%
	Annualized Base Rent in Expiring Year (000	$1,250	$3,867	$4,762	$3,297	$6,851	$4,371	$3,456	$3,302	$10,362	$1,329	$0
	Annualized Base Rent PSF in Expiring Year	$20.83	$25.95	$25.06	$27.25	$27.96	$28.95	$25.79	$33.35	$33.32	$28.89	$0.00
	Number of Leases Expiring	13	25	26	13	19	10	7	4	1	1	0
Southern California Office	Square Feet Expiring (000's)	50	75	74	85	38	87	19	29	124	0	0
	Square Feet as a % of NRA	8%	13%	13%	14%	6%	15%	3%	5%	21%	0%	0%
	Annualized Base Rent in Expiring Year (000	$1,357	$2,013	$2,075	$2,316	$1,072	$2,569	$583	$1,091	$4,311	$0	$0
	Annualized Base Rent PSF in Expiring Year	$27.14	$26.84	$28.04	$27.25	$28.21	$29.53	$0.00	$37.62	$34.77	$0.00	$0.00
	Number of Leases Expiring	19	27	20	16	9	8	1	1	1	0	0
Total Office Properties	Square Feet Expiring (000's)	567	1,875	1,557	1,760	1,647	1,101	1,226	504	2,227	377	1,055
	Square Feet as a % of NRA	4%	12%	10%	11%	11%	7%	8%	3%	14%	2%	7%
	Annualized Base Rent in Expiring Year (000	$12,273	$39,809	$35,333	$41,080	$38,295	$24,720	$30,428	$12,093	$54,842	$9,870	$21,632
	Annualized Base Rent PSF in Expiring Year	$21.65	$21.23	$22.69	$23.34	$23.25	$22.45	$24.82	$23.99	$24.63	$26.18	$20.50
	Number of Leases Expiring	111	179	163	144	130	88	48	27	23	15	27

Note: "Base Rent" means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, t operating expenses, according to the terms of the specific lease.

Note: The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Lease Expirations
From July 1, 2003

Industrial Properties

		2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	Thereafter
Midwest Industrial	Square Feet Expiring (000's)	13	136	0	189	40	267	0	0	0	0	0
	Square Feet as a % of NRA	2%	20%	0%	28%	6%	39%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000	$48	$534	$0	$648	$248	$988	$0	$0	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$3.69	$3.93	$0.00	$3.43	$6.20	$3.70	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	1	2	0	1	2	1	0	0	0	0	0
Southern California Industrial	Square Feet Expiring (000's)	139	463	315	100	429	134	31	0	0	0	0
	Square Feet as a % of NRA	9%	29%	20%	6%	27%	8%	2%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000	$924	$2,912	$2,733	$1,273	$2,963	$1,067	$300	$0	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$6.65	$6.29	$8.68	$12.73	$6.91	$7.96	$9.68	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	8	20	12	5	3	3	1	0	0	0	0
Total Industrial Properties	Square Feet Expiring (000's)	152	599	315	289	469	401	31	0	0	0	0
	Square Feet as a % of NRA	7%	26%	14%	13%	20%	17%	1%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000	972	3,446	2,733	1,921	3,211	2,055	300	0	0	0	0
	Annualized Base Rent PSF in Expiring Year	$6.39	$5.75	$8.68	$6.65	$6.85	$5.12	$9.68	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	9	22	12	6	5	4	1	0	0	0	0

Note: "Base Rent" means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, u operating expenses, according to the terms of the specific lease.

Note: The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Lease Expirations for the Next Four Quarters
From July 1, 2003

Office Properties

		Qtr 3 2003	Qtr 4 2003	Qtr 1 2004	Qtr 2 2004	Total
Southwest Office	Square Feet Expiring (000's)	66	84	62	66	278
	Square Feet as a % of NRA	1%	1%	1%	1%	4%
	Annualized Base Rent in Expiring Year (000's)	$1,394	$1,493	$1,266	$1,383	$5,536
	Annualized Base Rent PSF in Expiring Year	$21.12	$17.77	$20.42	$20.95	$19.91
	Number of Leases Expiring	14	23	9	13	59
Mid-Atlantic Office	Square Feet Expiring (000's)	67	31	51	110	259
	Square Feet as a % of NRA	1%	1%	1%	2%	6%
	Annualized Base Rent in Expiring Year (000's)	$1,478	$726	$1,215	$2,028	$5,447
	Annualized Base Rent PSF in Expiring Year	$22.14	$23.42	$23.82	$18.44	$21.05
	Number of Leases Expiring	14	12	8	14	48
Midwest Office	Square Feet Expiring (000's)	87	122	25	111	345
	Square Feet as a % of NRA	3%	5%	1%	4%	13%
	Annualized Base Rent in Expiring Year (000's)	$2,176	$2,399	$505	$3,046	$8,126
	Annualized Base Rent PSF in Expiring Year	$25.01	$19.66	$20.20	$27.44	$23.55
	Number of Leases Expiring	6	10	7	6	29
Northern California Office	Square Feet Expiring (000's)	3	57	11	44	115
	Square Feet as a % of NRA	0%	4%	1%	3%	7%
	Annualized Base Rent in Expiring Year (000's)	$79	$1,171	$263	$998	$2,511
	Annualized Base Rent PSF in Expiring Year	$26.33	$20.54	$23.91	$22.68	$21.83
	Number of Leases Expiring	1	12	2	8	23
Southern California Office	Square Feet Expiring (000's)	18	32	11	15	76
	Square Feet as a % of NRA	3%	5%	2%	3%	13%
	Annualized Base Rent in Expiring Year (000's)	$547	$810	$351	$427	$2,135
	Annualized Base Rent PSF in Expiring Year	$30.39	$25.31	$31.91	$28.47	$28.09
	Number of Leases Expiring	6	13	5	7	31
Total Office Properties	Square Feet Expiring (000's)	241	326	160	346	1,073
	Square Feet as a % of NRA	2%	2%	1%	2%	7%
	Annualized Base Rent in Expiring Year (000's)	$5,674	$6,599	$3,600	$7,882	$23,755
	Annualized Base Rent PSF in Expiring Year	$23.57	$20.24	$22.50	$22.78	$22.14
	Number of Leases Expiring	41	70	31	48	190

Note: "Base Rent" means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base ye utility charges, and other operating expenses, according to the terms of the specific lease.

Note: The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Lease Expirations for the Next Four Quarters
From July 1, 2003

Industrial Properties

		Qtr 3 2003	Qtr 4 2003	Qtr 4 2003	Qtr 4 2003	Total
Midwest Industrial	Square Feet Expiring (000's)	0	13	26	0	39
	Square Feet as a % of NRA	0%	2%	4%	0%	6%
	Annualized Base Rent in Expiring Year (000's)	$0	$48	$149	$0	$197
	Annualized Base Rent PSF in Expiring Year	$0.00	$3.69	$5.73	$0.00	$5.05
	Number of Leases Expiring	0	1	1	0	2
Southern California Industrial	Square Feet Expiring (000's)	3	136	36	99	274
	Square Feet as a % of NRA	0%	8%	2%	6%	17%
	Annualized Base Rent in Expiring Year (000's)	$38	$886	$291	$613	$1,828
	Annualized Base Rent PSF in Expiring Year	$12.67	$6.51	$8.08	$6.19	$6.67
	Number of Leases Expiring	3	5	4	6	18
Total Industrial Properties	Square Feet Expiring (000's)	3	149	62	99	313
	Square Feet as a % of NRA	0%	6%	3%	4%	14%
	Annualized Base Rent in Expiring Year (000's)	38	934	440	613	$2,025
	Annualized Base Rent PSF in Expiring Year	$12.67	$6.27	$7.10	$6.19	$6.47
	Number of Leases Expiring	3	6	5	6	20

Note: "Base Rent" means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base ye utility charges, and other operating expenses, according to the terms of the specific lease.

Note: The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Development, Leasing and Capital Expenditures Summary

	(000s) For the Three Months Ended				
	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002
Development (1)	$ 386	$ 1,299	$ 4,321	$ 2,698	$ 2,335
Re-development (2)	1,427	1,262	1,833	3,272	2,174
Subtotal Developments	1,813	2,561	6,154	5,970	4,509
Incremental Leasing Costs (3)	285	-	135	590	287
Incremental Capital Expenditures (4)	266	148	1,018	431	169
Subtotal Incremental	551	148	1,153	1,021	456
Non-incremental Leasing Costs (5)	6,391	3,160	6,065	5,263	4,025
Non-incremental Capital Expenditures (5)	1,028	991	1,811	1,378	1,566
Subtotal Non-Incremental	7,419	4,151	7,876	6,641	5,591
Total Capital Expenditures	$ 9,783	$ 6,860	$ 15,183	$ 13,632	$ 10,556

(1) Development includes all new construction costs related to base building and all costs associated with leasing these new properties.

(2) Redevelopment costs are related to 123 North Wacker and Park West at Dulles. We classify projects as redevelopments if we make substantial improvements to the property, which change the character of the asset and result in development type returns on capital. Since our IPO, 123 North Wacker and Park West at Dulles are the only redevelopments we have done.

(3) Incremental Leasing Costs include costs to lease any shell space in our developments after they have been moved to our operating portfolio. Incremental Leasing Costs also include costs to lease shell or vacant space acquired by acquisition or any spaces within our operating portfolio that have been vacant for more than 12 consecutive months.

(4) Incremental Capital Expenditures include costs incurred to expand rentable square footage in a project or are capital improvements that we identified as necessary at the time of acquisition and are then completed as soon as practicable and possible after acquisition.

(5) Non-incremental leasing costs are all leasing costs that are not incremental leasing costs. All capital expenditures that are not incremental capital expenditures are non-incremental capital expenditures.

Capital Expenditures Detail
For the Quarter Ended June 30, 2003
(000s)

Non-Incremental

	Common Area	Landscaping & Parking Lot	Base Building	Roofing	Other	Total
Office	$179	$87	$564	$31	$116	$977
Industrial	-	7	6	37	1	51
Total	$179	$94	$570	$68	$117	$1,028

Incremental

	Common Area	Landscaping & Parking Lot	Base Building	Roofing	Other	Total
Office	$3	$6	$256	$0	$1	$266
Industrial	-	-	-	-	-	-
Total	$3	$6	$256	$0	$1	$266

Year-To-Date Non-Incremental Leasing Cost Analysis
For the Period Ended June 30, 2003

Office	Q1 2003			Q2 2003			Total 2003		
		Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft	
	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year
Renewals	445	$6.63	$1.11	277	$10.14	$1.86	722	$7.98	$ 1.40
Expansions	23	$13.77	$2.28	163	$19.40	$3.86	186	$18.70	$ 3.66
New Leases	54	$15.86	$3.41	145	$16.52	$3.15	199	$16.34	$ 3.22
	522	$7.90	$1.35	585	$14.30	$2.71	1,107	$11.28	$ 2.11

Industrial	Q1 2003			Q2 2003			Total 2003		
		Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft	
	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year
Renewals	47	$0.98	$0.20	75	$0.14	$0.14	122	$0.46	$ 0.16
Expansions	-	$0.00	$0.00	15	$0.12	$0.10	15	$0.12	$ 0.10
New Leases	-	$0.00	$0.00	33	$2.11	$0.55	33	$2.11	$ 0.55
	47	$0.98	$0.20	123	$0.67	$0.25	170	$0.75	$ 0.23

Non-Incremental Leasing Cost Analysis
For the Quarter Ended June 30, 2003

	Number of Leases	Square Feet	Average Term In Years	Weighted Average TI's/Commissions Per Sq Ft For Term	Weighted Average TI's/Commissions Per Sq Ft Per Year	Straight-Lined Net Rent
Office						
Renewals	36	277,000	5	$10.14	$1.86	$14.80
Expansions	15	163,000	5	$19.40	$3.86	$16.09
New Leases	29	145,000	5	$16.52	$3.15	$11.94
Total	80	585,000	5	$14.30	$2.71	$14.45
Industrial						
Renewals	4	75,000	1	$0.14	$0.14	$5.93
Expansions	2	15,000	1	$0.12	$0.10	$4.00
New Leases	3	33,000	4	$2.11	$0.55	$5.56
Total	9	123,000	2	$0.67	$0.25	$5.60

Non-Incremental Leasing Cost Analysis By City
For the Quarter Ended June 30, 2003

Property	NRA KSF	Renewals No. of Leases	Renewals KSF	Renewals Ave. Term in Years	Renewals Wtd. Ave. TI/Com /SF	Renewals S/L Net Rent	Expansions No. of Leases	Expansions KSF	Expansions Ave. Term in Years	Expansions Wtd. Ave. TI/Com /SF	Expansions S/L Net Rent	New Leases No. of Leases	New Leases KSF	New Leases Ave. Term in Years	New Leases Wtd. Ave. TI/Com /SF	New Leases S/L Net Rent
Office Properties																
Oakland Properties	1,007	5	60	9	$9.45	$14.40	1	1	6	$14.75	$16.03	1	1	1	$11.20	$16.35
Sacramento Properties	566	2	6	5	$1.30	$16.94	1	2	5	$15.93	$12.72	1	2	3	$4.63	$16.49
San Diego Properties	590	10	57	2	$3.91	$19.74	3	11	5	$10.33	$20.92	4	12	4	$20.70	$16.86
Denver Properties	718	0	0	0	$0.00	$0.00	2	3	4	$10.55	$12.51	3	12	5	$20.30	$5.84
Atlanta Properties	644	3	7	2	$1.48	$9.53	1	4	5	$14.47	$6.88	3	10	4	$6.11	$7.29
Chicago Properties	2,318	3	8	3	$14.26	$16.52	2	11	5	$4.15	$16.22	6	22	7	$19.76	$16.61
Detroit Properties	242	1	5	7	$30.84	$16.67	1	3	7	$30.84	$16.67	1	3	5	$21.39	$11.63
Austin Properties	1,673	3	14	5	$7.71	$19.24	0	0	0	$0.00	$0.00	3	6	2	$1.60	$7.09
Dallas Properties	2,396	5	23	4	$8.10	$7.63	1	7	5	$0.00	$12.93	1	3	5	$19.83	$8.98
Fort Worth Properties	1,025	1	2	5	$0.92	$11.46	0	0	0	$0.00	$0.00	0	0	0	$0.00	$0.00
Houston Properties	466	1	40	5	$15.65	$11.49	0	0	0	$0.00	$0.00	3	39	6	$22.53	$8.45
Northern Virginia Properties	2,611	2	55	7	$14.75	$14.54	3	121	5	$22.93	$16.26	3	35	5	$10.72	$15.34
Suburban Maryland	1,261	0	0	0	$0.00	$0.00	0	0	0	$0.00	$0.00	0	0	0	$0.00	$0.00
Subtotal - Office Properties	15,517	36	277	5	$10.14	$14.80	15	163	5	$19.40	$16.09	29	145	5	$16.52	$11.94
Industrial Properties																
Los Angeles Properties	1,253	2	72	1	$0.14	$5.85	0	0	0	$0.00	$0.00	1	30	4	$1.62	$5.27
San Diego Properties	359	2	3	1	$0.20	$7.86	1	2	2	$0.88	$6.48	2	3	2	$6.98	$8.45
Chicago Properties	682	0	0	0	$0.00	$0.00	1	13	1	$0.00	$3.62	0	0	0	$0.00	$0.00
Subtotal - Industrial Properties	2,294	4	75	1	$0.14	$5.93	2	15	1	$0.12	$4.00	3	33	4	$2.11	$5.56
Total Properties	17,811	40	352	5			17	178	5			32	178	5		

Note : Square footage shown at Prentiss' ownership percentage. Straight-lined Net Rent represents base rent straight-lined over the term of the lease, net of any operating cost recovery portion of base ren

Summary of Land Held for Future Development
Quarter Ended June 30, 2003
(in thousands, except acres)

Project	Market	Acres	Buildable Square Feet	Month of Acquisition	Cost Basis (1)	Comments
Land for Office Development						
2675 Cumberland	Atlanta	3.295	200	Oct-96	$ 541	In the Cumberland Office Park.
Park West Commerce Center	Dallas/Fort Worth	7.400	160	Jun-97	1,449	Adjacent to IBM Call Center and Lakeview Center.
Park West C-1	Dallas/Fort Worth	4.700	350	Jun-97	1,851	Adjacent to Park West C-2.
Oakland B Site	San Francisco Bay Area	0.867	300	Mar-98	2,312	Adjacent to World Savings Center in Lake Merritt Financial District.
WestPoint II	Dallas/Fort Worth	5.300	150	Apr-98	2,757	Adjacent to WestPoint I.
Natomas Corporate Center IV	Sacramento	10.933	176	Apr-98	3,485	Within the Natomas Corporate Center office park.
800 Elgin Road	Chicago	see note (2)	N/A	Aug-98	669	Adjacent to the 1800 Sherman Avenue building.
Millennium Center	Dallas/Fort Worth	4.500	89	Sep-98	-	Adjacent to previously developed building. Cost carried by developed bldg.
Lakepoint Tower	San Francisco Bay Area	2.530	723	Aug-00	23,011	Adjacent to Lake Merritt Tower I and Ordway.
South Lake at Dulles Corner	Metro. Washington, DC	7.476	265	Dec-00	11,030	Adjacent to Park West at Dulles Corner.
The Park at Barton Creek	Austin	20.630	211	Jun-01	4,516	Located in Southwest Austin nearby Barton Skyway.
Westlake at Dulles Corner II	Metro. Washington, DC	see note (3)	200	Jul-01	1,087	Adjacent to Park West at Dulles Corner.
Del Mar Lots 10 & 11 (see note 4)	San Diego	7.400	154	Jan-02	11,477	Nearby Executive Center Del Mar and Del Mar Gateway.
Total Land Held for Future Development		75.031	2,978		$ 64,185	

NOTES: In addition to the land listed above, the Company owns 5.7 acres which can accommodate a 147,000 sf expansion of its 16801 S. Exchange Industrial Property in Chicago

(1) - The cost basis includes purchase price plus development costs. Interest and carry cost are not capitalized.

(2) - The company sold/exchanged its interest in the land parcel for $1.0 million in cash and will receive structured parking stalls worth approximately $3.2 million. The cost basis above represents the basis in the parking stalls.

(3) - Not yet subdivided.

(4) - Land was purchased through a joint venture with a local partner of which the Company has a 70% interest. Acreage, square feet and cost basis above reflect 100%.

Acquisition and Disposition Activity
Rolling Twelve Months Ended June 30, 2003
(in thousands)

Acquisitions	Market	No. of Buildings	Square Feet	Transaction Month	Price
The AMS Building	Metro. Washington, DC	1	264	Nov-02	$ 55,000
Park West C-3	Dallas/Fort Worth	1	339	Feb-03	28,000
410 Warrenville Road	Chicago	1	60	May-03	8,700
Corporate Lakes III	Chicago	1	124	Jun-03	22,200
		4	787		$ 113,900

Dispositions	Market	No. of Buildings	Square Feet	Transaction Month	Price
Baltimore Industrial Portfolio	Metro. Washington, DC	7	875	Sep-02	$ 33,750
The Academy Building	Los Angeles	3	194	Oct-02	22,200
11811 North Freeway	Houston	1	156	Jun-03	4,500
Westheimer Central Plaza	Houston	1	183	Jun-03	11,500
		12	1,408		$ 71,950

410 Warrenville Road
Lisle, IL




410 Warrenville Rd, Lisle, IL 6...
410 Warrenville Rd
Lisle, IL 60532
East-West Tollway
355
88
2
3
34
Downers Grove
North-South Tollway
Cross St
Prairie Ave
Front St
Burlington Ave
Warren Ave
Lee Ave
Hitchcock Ave
Curtiss St
Wisconsin St

Property Description

410 Warrenville Road is a three-story, 60,434 RSF office building located in Lisle, Illinois approximatley 25 miles from downtown Chicago. Built in 1999, the building is the easternmost property in Corporetum Office Park, where Prentiss currently owns and operates five additional Class 'A' office facilities totaling 324,000 RSF. The building is clad with architectural precast concrete and tinted ribbon glass, and features a decorative wood and granite lobby. The building was acquired in a sale-leaseback transaction and is 100% leased to IKON Office Solutions.

Its strategic location offers easy access to the I-88 East-West Tollway and is convenient to the I-355 North-South Tollway. The property enjoys a strong local amenity base, and the market is home to numerous strong companies, including Unilever, BP Amoco, T-Systems, and McDonalds Corporation.

Property Facts

Location	410 Warrenville Road
Metropolitan Area	Metro Chicago, IL
Property Type	Office
Net Rentable SF	60,434
Percentage Leased	100%
Year Developed	1999
Acquisition Date	May 2003
Acres of Land	5.53
Number of Buildings	1
Number of Floors	3

Leasing

Tenant	SF	% of Building
IKON Office Solutions	60,434	100%

Corporate Lakes III
Lisle, Illinois




Leask Ln
Pebble Creek Dr
Cabot Dr, Lisle, IL 60532
Cabot Dr
Lisle, IL 60532
Cabot Dr
Evergreen Dr
88
East-West Tollway
Yackley Ave
88
Lisle

Property Description

Corporate Lakes III is a five-story, 124,327 RSF office building located in Lisle, Illinois approximately 25 miles from downtown Chicago. Built in 1990, the building is situated in the 64-acre Corporate Lakes office development, and is 100% leased to three tenants. Parking is provided at 3.43 stalls per 1,000 RSF, which includes 29 underground, heated, executive spaces. The building is clad in a granite and precast concrete facade, and is accentuated by a four-story glass curtain.

Its stategic location offers easy access to the I-88 East-West Tollway and is convenient to the I-355 North-South Tollway. The property enjoys a strong local amenity base, and the market is home to numerous strong companies, including IKON Office Solutions, IPSCO, T-Systems, BP Amoco, and McDonalds Corporation.

Property Facts

Location	220 Cabot Drive
Metropolitan Area	Metro Chicago, IL
Property Type	Office
Net Rentable SF	124,327
Percentage Leased	100%
Year Developed	1990
Acquisition Date	June 2003
Acres of Land	8.10
Number of Buildings	1
Number of Floors	5

Leasing

Tenant	SF	% of Building
Unilever Bestfoods	61,342	49%
UBF Foodsolutions	57,824	47%
GE Polymerland	5,161	4%
	124,327	100%

Summary of Properties Owned and Managed
June 30, 2003

Core Markets	Rentable Square Footage (000s) Owned	Managed	Total
Metropolitan Washington, D.C.	3,872	6,338	10,210
Dallas/Fort Worth	3,421	2,161	5,582
Chicago	3,000	134	3,134
Austin	1,673	556	2,229
San Francisco Bay Area	1,007	328	1,335
San Diego	949	-	949
Sacramento	566	1,140	1,706
Subtotal - Core Markets	**14,488**	**10,657**	**25,145**
Other Markets			
Los Angeles	1,253	202	1,455
Houston	466	392	858
Denver	718	188	906
Atlanta	644	322	966
Suburban Detroit	242	-	242
Subtotal - Other Markets	**3,323**	**1,104**	**4,427**
Total - All Markets	**17,811**	**11,761**	**29,572**

Selected Property Data
As of June 30, 2003

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000's)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Office Properties in Core Markets							
1676 International Drive (1)	Tysons Corner	1	75	100%	$ 29.38	5	KPMG (59); Shaw Pittman Potts (6)
2411 Dulles Corner Road	Herndon	1	177	97%	$ 27.49	5	Grumman (103); Deltek (18)
13825 Sunrise Valley Drive	Herndon	1	104	75%	$ 29.15	3	Northrup Grumman (51); Radian Int'l (13)
3130 Fairview Park Drive	Merrifield	1	183	100%	$ 32.13	4	Lewin Quintiles (103); Microstrategy (78)
3141 Fairview Park Drive	Merrifield	1	192	93%	$ 28.43	29	World Travel Partners (22); Hewlett Packard (18)
4401 Fair Lakes Court	Fairfax	1	59	73%	$ 30.38	3	CC Pace Resources (41); Leonard Wolf (5)
6600 Rockledge Drive	Bethesda	1	156	100%	$ 28.16	3	Host Marriott (102); Crestline Capital (27)
7101 Wisconsin Avenue	Bethesda	1	237	72%	$ 26.85	31	BDO Seidman (39); Dames & Moore (36)
8260 Greensboro (1)	Tysons Corner	1	38	92%	$ 26.90	22	NCI Info Systems (14); DDL Omni Engineering (6)
8521 Leesburg Pike	Tysons Corner	1	145	100%	$ 26.16	7	MCI (107); Digital Focus (12)
12601 Fair Lakes Circle	Fairfax	1	264	100%	$ 26.58	1	AMS (264)
Calverton Office Park	Beltsville	3	307	78%	$ 21.39	13	Verizon (101); AT&T (38)
Campus Point	Reston	1	172	100%	$ 19.47	1	Verizon (172)
Fairmont Building	Bethesda	1	122	95%	$ 26.80	8	Chevy Chase Bank (61); Gallager (21)
Greenwood Center	Fairfax	1	150	100%	$ 24.32	9	Mantech Int'l (53); Logicon (20)
Oakwood Center	Fairfax	1	128	95%	$ 24.17	15	Logicon (41); Oracle (38)
Park West at Dulles	Herndon	1	152	100%	$ 27.31	2	Deltek Systems, Inc. (81); Perot Systems Corp (71)
Plaza 1900	Tysons Corner	1	203	100%	$ 23.78	2	GRC Int'l (166); Nat'l Captioning Institute (36)
Research Office Center	North Rockville	3	439	98%	$ 24.89	13	Aspen (229); BCE (82); Marriott (65)
Willow Oaks I -III	Merrifield	3	569	77%	$ 21.29	11	Mobil (205); SRA (106)
Metro. Washington, D.C.		26	3,872	91%	$ 25.25	187	
Bachman East & West	Preston Center	2	196	80%	$ 19.38	17	Prentiss Properties (37); First Worthing (37)
Burnett Plaza	Ft. Worth CBD	1	1,025	94%	$ 21.89	40	AmeriCredit (237); Burlington Resources (199); GSA/HUD (102); Practitioners Publishing (82); Voyager Indemnity (74); Cantey Hanger (59)
Cottonwood Office Center	Las Colinas	3	164	91%	$ 19.88	7	Liberty Mutual Life (96); Lexington Service Associates (26)
IBM Call Center	Las Colinas	1	150	100%	$ 16.83	1	IBM (150)
Lakeview Center	Las Colinas	1	101	100%	$ 15.21	6	Value Options (62); Aramark Services (13)
Millennium Center	Richardson/Plano	1	99	100%	$ 17.47	1	Metro-Optix (99)
Park West C2	Las Colinas	1	349	99%	$ 27.01	16	IBM (163); Seibel Systems (42)
Park West C3	Las Colinas	1	339	70%	$ 21.04	17	IBM (104); Summit Alliance (20)
Park West E1	Las Colinas	1	183	100%	$ 20.31	1	Celanese (183)
Park West E2	Las Colinas	1	201	91%	$ 18.72	8	Sprint (144); GetThere.com (13)
Walnut Glen Tower	Central Expressway	1	464	90%	$ 21.15	39	AIG (155); Time Warner/AOL (26)
WestPoint Office Property	Las Colinas	1	150	78%	$ 23.45	3	GenPass Technologies (79); MedSynergies (27)
Dallas/Fort Worth		15	3,421	91%	$ 21.24	156	
123 North Wacker	West Loop (Chicago CBD)	1	537	82%	$ 30.57	38	Morton Int'l (78); Meckler Bulger (57)
1717 Deerfield Road	North Suburbs	1	138	79%	$ 21.43	2	Dade Behring (107); Prentiss (2)
1800 Sherman Avenue	North Suburbs	1	136	96%	$ 29.75	21	ZS Associates (49); Solucient (24)
701 Warrenville Road	East-West Tollway	1	67	100%	$ 26.11	9	T-Systems (40); Zenith Insurance (10)
Bannockburn Centre	North Suburbs	1	257	100%	$ 20.32	1	Moore North America (257)
Corporetum Office Campus	East-West Tollway	5	324	54%	$ 26.11	16	Computer Associates (74); Ipsco Enterprises (22)
O'Hare Plaza II	O'Hare	1	236	76%	$ 29.28	21	T-6 Partners (45); Lincoln Financial (23)
One O'Hare Centre	O'Hare	1	380	76%	$ 31.96	28	Wisconsin Central (65); First Union (34)
410 Warrenville	East-West Tollway	1	60	100%	$ 13.15	1	Ikon (60)
Corporate Lakes III	East-West Tollway	1	124	100%	$ 23.75	3	Unilever (119); GE Polymerland (5)
Salton	North Suburbs	1	59	100%	$ 28.19	1	Salton, Inc. (59)
Chicago		15	2,318	82%	$ 27.31	141	

Selected Property Data
As of June 30, 2003

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000's)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Lake Merritt Tower I	Lake Merritt (Oakland CBD)	1	204	100%	$ 32.30	9	Health Net (63); CH2MHill (62)
The Ordway	Lake Merritt (Oakland CBD)	1	531	99%	$ 31.95	53	Kaiser FHP (306); Morgan Stanley (20)
World Savings Center	Lake Merritt (Oakland CBD)	1	272	91%	$ 31.64	15	World Saving & Loan Assoc. (148); Burnham/Brown (45)
San Francisco Bay Area		3	1,007	97%	$ 31.94	77	
Carlsbad Pacific Center I -III	Carlsbad	3	130	98%	$ 28.10	35	National University (19); HQ Global Workplace (17)
Carlsbad Pacifica	Carlsbad	1	49	93%	$ 25.83	11	Ocwen Financial (11); PaineWebber (10)
Del Mar Gateway	Del Mar	1	164	100%	$ 31.87	5	Brandes (121); US Bank (29)
Executive Center Del Mar	Del Mar	2	113	100%	$ 30.59	17	Oracle Corp. (16); Women's 1st Health (13)
Plaza I & II	Carlsbad	2	89	97%	$ 25.67	21	Camp, Dresser & McKee (19); PSB Lending (14)
The Campus	Carlsbad	1	45	93%	$ 23.73	13	Physical Rehab (11); XCU Capital (6)
San Diego		10	590	98%	$ 28.74	102	
Barton Skyway I	Southwest Austin	1	195	97%	$ 27.81	10	Intel (123); Blakely, Sokaloff & Zaf (21)
Barton Skyway II	Southwest Austin	1	196	100%	$ 29.52	3	Billing Concepts/Aptis (76); Landmark Graphics (62); Vignette (58)
Barton Skyway III	Southwest Austin	1	173	100%	$ 31.23	9	Gray Cary (60); Vignette (52)
Barton Skyway IV	Southwest Austin	1	223	80%	$ 31.26	5	Vignette (109); Southern Union (54)
Broadmoor Austin (1)	Northwest Austin	7	556	100%	$ 19.13	2	IBM (556)
Cielo Center	Southwest Austin	3	271	85%	$ 24.27	38	Partner's Holdings (26); HQ Global (25)
Spyglass Point	Southwest Austin	1	59	100%	$ 28.98	6	Davis & Wilkerson (30); Keller Williams (12)
Austin		15	1,673	95%	$ 25.41	73	
Natomas Corporate Center	South Natomas	6	566	93%	$ 22.36	41	Earthlink (95); MCI (47); CH2MHill (55)
Sacramento		6	566	93%	$ 22.36	41	
Subtotal Office Properties in Core Markets		90	13,447	91%	$ 25.14	777	
Office Properties in Other Markets							
Cumberland Office Park	Cumberland	9	644	80%	$ 20.37	64	Per Se (81); Verizon (65)
Atlanta		9	644	80%	$ 20.37	64	
One Westchase Center	West Loop / Galeria	1	466	78%	$ 21.73	50	Ranger Insurance Co. (40); Duke Energy Trading Co. (64)
Houston		1	466	78%	$ 21.73	50	
Carrara Place	Southeast Denver	1	235	92%	$ 18.31	9	Micromedex (115); American Medical Response (55)
Highland Court	Southeast Denver	1	99	83%	$ 18.72	10	Veco Engineering (26); TXU (21)
Orchard Place I & II	Southeast Denver	2	105	99%	$ 20.74	10	Security Title (39); GSA-DOD (18)
PacifiCare Building	Southeast Denver	1	200	89%	$ 19.61	4	PacifiCare (140); ABM Mortgage (22)
Panorama Point	Southeast Denver	1	79	84%	$ 20.27	6	Western Stone (28); Stanley Consultants (14)
Denver		6	718	90%	$ 19.30	39	
One Northwestern Plaza	Southfield	1	242	75%	$ 27.80	25	Watson Wyatt (71); Cushman & Wakefield (10)
Suburban Detroit		1	242	75%	$ 27.80	25	
Subtotal Office Properties in Other Markets		17	2,070	83%	$ 21.17	178	
Total Office Properties		107	15,517	90%	$ 24.61	955	

Selected Property Data
As of June 30, 2003

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000's)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Industrial Properties							
Chicago		4	682	95%	$ 5.59	7	Reliable/Silverline (267); Office Depot (189)
Los Angeles		18	1,253	100%	$ 6.64	19	Nippon Express (499); Fujitsu-Ten (76)
San Diego		9	359	100%	$ 14.03	33	Digital on Demand (55); 24-Hour Fitness (50)
Subtotal Industrial Properties in Core Markets		31	2,294	98%	$ 7.48	59	
Total Industrial Properties		31	2,294	98%	$ 7.48	59	
Total Operating Properties		138	17,811	91%		1,014	

(1) - Represents our pro-rata square footage of joint venture assets or our pro-rata share of rents.
(2) - "Rent" includes annualized base rents, recoveries, and escalations divided by occupied square feet. "Rent" does not include any straight-line rent adjustment. If currently in free rent period, first cash rent is used.
(3) - Major Tenants include office tenants greater than 50,000 sf, industrial tenants greater than 150,000 sf or the 2 largest per building.

Summary of Financing
June 30, 2003

Description	Number of Bldgs. Encumbered	Balance (000s)	Maturity	Interest Rate	Current Debt Service
Bachman West	1	$ 2,788	1-Dec-03	8.63%	Amortizing
One Westchase Center	1	23,250	1-Feb-04	7.84%	Amortizing
Collateralized Term Loan (1)	4	71,188	30-Sep-04	LIBOR + 1.63%	Amortizing
Walnut Glen Tower	1	33,766	1-Apr-05	6.92%	Amortizing
Burnett Plaza	1	72,100	9-Jul-05	LIBOR + 2.15%	Interest Only
Highland Court	1	4,552	1-Apr-06	7.27%	Amortizing
Plaza I & II	2	7,142	1-Jan-07	7.75%	Amortizing
PPREFI Portfolio Loan (2)	36	180,100	26-Feb-07	7.58%	Interest Only
Corporetum Office Campus	5	24,835	1-Feb-09	7.02%	Amortizing
Natomas Corporate Center	6	36,297	1-Feb-09	7.02%	Amortizing
7101 Wisconsin Avenue	1	20,524	1-Apr-09	7.25%	Amortizing
2500 Cumberland Parkway	1	14,100	15-Jul-09	7.46%	Amortizing
Ordway	1	48,225	1-Apr-10	7.95%	Amortizing
1676 International (3)	1	11,098	30-Aug-10	7.68%	Amortizing
8260 Greensboro (3)	1	3,971	30-Aug-10	7.83%	Amortizing
World Savings Center	1	28,635	1-Nov-10	7.91%	Amortizing
Park West C2	1	33,731	10-Nov-10	6.63%	Amortizing
One O'Hare Centre	1	40,030	10-Jan-11	6.80%	Amortizing
3130 Fairview Park Drive	1	22,411	1-Apr-11	7.00%	Amortizing
Broadmoor Austin (3)	7	70,833	10-Apr-11	7.04%	Amortizing
Research Office Center	3	44,215	1-Oct-11	7.64%	Amortizing
Bannockburn Centre	1	26,273	1-Jun-12	8.05%	Amortizing
Del Mar Loan	3	44,123	1-Jun-13	7.41%	Amortizing
Total Properties Encumbered	81	864,187			
Unsecured Financing					
Line of Credit	N/A	107,500	23-May-05	LIBOR + 1.500%	
Unsecured Term Loan - Commerz	N/A	75,000	16-Mar-06	LIBOR + 1.500%	
Unsecured Term Loan - Eurohypo	N/A	100,000	22-May-08	LIBOR + 1.375%	
Total Financing/Weighted Average Rate		$ 1,146,687		6.51% (4)	
Total Real Estate Buildings					138
Percent of Total Real Estate Book Value Encumbered					58%

Counterparty	Notional Amount	Maturity	Effective Fixed Rate	Fair Value (000s)
SunTrust	$ 50,000	1-Aug-03	3.490%	$ (42)
Societe Generale	50,000	30-Sep-04	7.753%	(3,202)
Bank of America	60,000	30-Sep-04	7.748%	(3,839)
Commerzbank	25,000	10-Jul-05	6.620%	(1,461)
SunTrust	15,000	11-Jul-05	6.620%	(877)
Fleet National Bank	20,000	1-Mar-06	7.735%	(2,254)
Dresdner Bank	30,000	1-Mar-06	7.740%	(3,385)
SunTrust (6)	50,000	1-Aug-07	3.645%	141
Bank of Montreal (6)	25,000	1-Aug-07	3.652%	64
Variable to Fixed Interest Rate Swaps (5)	$ 325,000		5.165%	$ (14,855)

(1) - The Term Loan is collateralized by the following four properties: Willow Oaks I & II (two properties), 8521 Leesburg Pike and IBM Call Center.

(2) - The PPREFI Loan is collateralized by the following 36 properties: the Los Angeles Industrial properties (18 properties), the Chicago Industrial properties (four properties), the Cottonwood Office Center properties (three properties), Park West E1 and E2 (two properties), One Northwestern Plaza, 3141 Fairview Park Drive, 13825 Sunrise Valley Drive, O'Hare Plaza II, 1717 Deerfield Road, 2411 Dulles Corner Road, 4401 Fair Lakes Court, the Westpoint Office property and the PacifiCare Building.

(3) - Represents our pro-rata share of joint venture debt.

(4) - Includes the effect of interest rate swaps, the amortization of interest rate hedge contracts and usage fees on the line of credit.

(5) - Represents the amount of variable rate debt converted to fixed rate debt.

(6) - Effective date is 8/1/03

Return on Invested Capital

Our calculation of return on invested capital (ROIC) annualizes current quarter stabilized property EBITDA (after deducting G & A) and divides the number by book value of stabilized properties before depreciation. Management income, interest income and other non-property income are excluded from the calculation. We believe that this measure is extremely important in evaluating the effectiveness of management's capital allocation decisions. Studies by various investment banks have demonstrated that we rank very high relative to our office and industrial peers by this measure. The chart below shows our measure of ROIC since the third quarter of 1998.



12%
11%
10%
9%
10.51%
Q4 98
Q1 99
Q2 99
Q3 99
Q4 99
Q1 00
Q2 00
Q3 00
Q4 00
Q1 01
Q2 01
Q3 01
Q4 01
Q1 02
Q2 02
Q3 02
Q4 02
Q1 03
Q2 03
Percent ROIC

Stock Performance

A dollar invested in Prentiss Properties at our IPO on October 16, 1996 would be worth $2.40 at June 30, 2003 (including dividends). This compares very favorably to a similar investment in the NAREIT Equity Index which would now be worth $1.92, or in the average return of our peer group (ARI, BDN, CLI, CRE, DRE, EOP, HIW, KRC, LRY and RA) which would now be worth $2.05.

Annual Returns	4Q96[1]	1997	1998	1999	2000	2001	2002	YTD 2003
Prentiss	26.6%	18.2%	(14.4%)	3.5%	34.9%	9.7%	11.1%	10.0%
NAREIT	18.9%	20.3%	(17.5%)	(4.6%)	26.4%	13.9%	3.8%	13.9%
Peer Grp Average	17.8%	25.3%	(14.7%)	(0.3%)	32.6%	7.3%	.2%	14.6%

Cumul. Returns	4Q96[1]	1997	1998	1999	2000	2001	2002	YTD 2003
Prentiss	$1.27	$1.50	$1.28	$1.32	$1.79	$1.96	$2.18	$2.40
NAREIT	$1.19	$1.43	$1.18	$1.12	$1.42	$1.62	$1.68	$1.92
Peer Grp Average	$1.18	$1.48	$1.26	$1.26	$1.66	$1.78	$1.79	$2.05

(1) 10/16/96 to 12/31/96.
(2) Value of $1.00 invested on 10/16/96, including dividends.

The market price of our stock was $29.99 per share as of June 30, 2003 and was $30.57 as of the close on July 15, 2003. Based on the June 30, 2003 and the July 15, 2003, closing prices, our dividend represents a yield of approximately 7.5% and 7.3%, respectively.

INVESTOR INFORMATION

Research Coverage

- **AG EDWARDS**
  Dave AuBuchon
  314.955.5452

- **DEUTSCHE BANK**
  Lou Taylor
  212.469.4912
  Dennis Maloney
  212.469.6799

- **FRIEDMAN, BILLINGS, RAMSEY & CO. INC.**
  David Loeb
  703.469.1289
  Gustavo Sarago
  703.469.1042

- **GREEN STREET ADVISORS**
  John Lutzius
  949.640.8780

- **LEHMAN BROTHERS**
  David Shulman
  212.526.3413
  David Harris
  212.526.1790

- **PRUDENTIAL SECURITIES**
  Jim Sullivan
  212.778.2515
  Jamie Feldman
  212.778.1724

- **RAYMOND JAMES**
  Paul Puryear
  727.573.3800
  x 32253
  Bill Crow
  727.573.8963

- **UBS WARBURG**
  Keith Mills
  212.713.3098

- **CITIGROUP**
  Jon Litt
  212.816.0231
  Gary Boston
  2121.816.1383

Prentiss Properties

3890 West Northwest Highway, Suite 400
Dallas, Texas 75220
214.654.0886